EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Carl Spana, President and Chief Executive Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the Annual Report on Form 10-K for the year ended June 30, 2013 of Palatin Technologies, Inc. (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: September 27, 2013	By:	/s/ Carl Spana
Carl Spana,
President and Chief Executive Officer
(Principal Executive Officer)